UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 4, 2011

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2011, the registrant completed a non-material acquisition of Kemo Modelmakerij B.V., a provider of custom parts services headquartered in Budel, The Netherlands. The registrant expects to continue to operate Kemo as 3D Systems Benelux from its current location and to offer its entire range of 3D content-to-print solutions for the benefit of design-to-manufacturing professionals and consumers. A copy of the registrant's press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      99.1      Press Release dated October 4, 2011 regarding acquisition of Kemo Modelmakerij B.V.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: October 4, 2011
	By:	/s/ ROBERT M. GRACE, JR.
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	3D Systems Press Release regarding acquisition of Kemo Modelmakerij B.V.